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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 15, 2002
                                                         ---------------


                          The Hartcourt Companies, Inc.
             (Exact name of registrant as specified in its charter)



                                      Utah
                 (State or other jurisdiction of incorporation)


    001-12671                                                  87-0400541
---------------------------                          --------------------------
(Commission File Number)                      (IRS Employer Identification No.)


15165 Ventura Blvd Suite 400, Sherman Oaks, California                 91403
------------------------------------------------------               ---------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:      (626) 844 2437
                                                        ----------------


2500 E. Colorado Blvd., Suite 400, Pasadena, CA 91107
-------------------------------------------------------------------------------
(Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant

     On August 15, 2002, the Registrant engaged Loral International ("Loral") Certified Public Accountants, as the Registrant's independent accountants to report on the Company's consolidated balance sheet as of December 31, 2002, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Loral was approved by the Registrant's Board of Directors.

The Registrant dismissed Weinberg & Company, P.A. ("Weinberg") as its auditors effective August 15, 2002. Weinberg served as the Registrant's independent auditors for the Registrant's fiscal years ended December 31, 2001 and 2000. Weinberg's report on the Registrant's consolidated financial statements for the registrant's fiscal year ended December 31, 2001 and 2000 (the "Reports") did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, however, they were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Registrant's ability to continue as a going concern.

During the Registrant's fiscal years ended December 31, 2001 and 2000, and during the period from January 1, 2002 until Weinberg's dismissal, there were no disagreements with Weinberg within the meaning of item 304 of regulation S-K or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Weinberg's satisfaction, would have caused Weinberg to make reference to the subject matter of the disagreements in connection with its reports.

During the Registrant's fiscal years ended December 31, 2001 and 2000, and during the period from January 1, 2002 until Weinberg's dismissal, there were no "reportable events" (as such term is defined in item 304(a)(1)(iv)(B) of regulation S-K.

During the Registrant's two most recent fiscal years and any subsequent interim periods prior to the engagement of Loral, neither the Registrant nor anyone on the Registrant's behalf consulted with Loral regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

The Registrant has requested Weinberg to review the disclosure contained herein and has provided Weinberg the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Weinberg's views, or the respects in which Weinberg does not agree with the statements contained herein.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 17, 2003                        The Hartcourt Companies, Inc.



                                            /s/ Alan V. Phan
                                            ---------------------------
                                            By: Alan V. Phan
                                            Chairman